104 P1 07/19

SUPPLEMENT DATED JULY 1, 2019 TO THE

PROSPECTUS DATED JANUARY 1, 2019 OF

TEMPLETON fOREIGN FUND
(a series of Templeton Funds)

The prospectus is amended as follows:

I.  The “Fund Summary – Templeton Foreign Fund – Portfolio Managers” section beginning on page 9 of the prospectus is replaced with the following:

Portfolio Managers

Christopher James Peel, CFA   Senior Vice President and Portfolio Manager of Global Advisors and portfolio manager of the Fund since 2017.

Norman J. Boersma, CFA   President, Chief Executive Officer and Director of Global Advisors and portfolio manager of the Fund since 2011.

Heather Arnold, CFA   Executive Vice President, Director of Research and Portfolio Manager of Global Advisors and portfolio manager of the Fund since 2014.

Herbert J. Arnett, Jr.   Vice President and Portfolio Manager of Global Advisors and portfolio manager of the Fund since 2017.

Peter Moeschter, CFA   Executive Vice President and Portfolio Manager of Global Advisors and portfolio manager of the Fund since February 2019.

II.  The listed portfolio managers in the “Templeton Foreign Fund – Fund Details – Management” section on page 24 of the prospectus are replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities. The portfolio managers of the team are as follows:

Christopher James Peel, CFA   Senior Vice President and Portfolio Manager of Global Advisors

Mr. Peel was portfolio manager of the Fund since 2017 and assumed the lead portfolio manager of the Fund since July 2019. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 2007.

Norman J. Boersma, CFA   President, Chief Executive Officer and Director of Global Advisors

Mr. Boersma has been a portfolio manager of the Fund since 2011. He joined Franklin Templeton in 1991.

Heather Arnold, CFA   Executive Vice President, Director of Research and Portfolio Manager of Global Advisors

Ms. Arnold has been a portfolio manager of the Fund since 2014. She first joined Franklin in 1997, left in 2001 to start her own company and rejoined again in 2008.

Herbert J. Arnett, Jr.   Vice President and Portfolio Manager of Global Advisors

Mr. Arnett has been a portfolio manager of the Fund since 2017. He joined Franklin Templeton in 1996.

Peter M. Moeschter, CFA   Executive Vice President and Portfolio Manager of Global Advisors

Mr. Moeschter has been a portfolio manager of the Fund since February 2019. He joined Franklin Templeton in 1997.

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Please keep this supplement with your prospectus for future reference.